UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2025

Medline Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43022	33-1845288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Lakes Drive Northfield, Illinois 6009

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 949-5500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	MDLN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the initial public offering (the “Offering” or the “IPO”) by Medline Inc. (the “Company”) of its Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), described in the prospectus (the “Prospectus”), dated December 16, 2025, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Registration Statement on Form S-1 (File No. 333-291112) (as amended, the “Registration Statement”), the following agreements were entered into:

•

the Second Amended and Restated Limited Partnership Agreement of Medline Holdings, LP (“Medline Holdings”), dated December 16, 2025, by and among the Company and the other parties thereto (the “Medline Holdings Limited Partnership Agreement”);

•	the Tax Receivable Agreement, dated December 16, 2025, by and among the Company and each of the other persons from time to time party thereto (the “Tax Receivable Agreement”);

•

the Exchange Agreement, dated December 16, 2025, by and among the Company, Medline Holdings and holders of common units of Medline Holdings (“Common Units”) from time to time party thereto (the “Exchange Agreement”);

•	the Registration Rights Agreement, dated December 16, 2025, by and among the Company and each of the other persons from time to time party thereto (the “Registration Rights Agreement”);

•	the Director Nomination Agreement, dated December 16, 2025, by and among the Company and entities affiliated with Blackstone Inc. (the “Blackstone Director Nomination Agreement”);

•	the Director Nomination Agreement, dated December 16, 2025, by and among the Company and entities affiliated with The Carlyle Group Inc. (the “Carlyle Director Nomination Agreement”);

•	the Director Nomination Agreement, dated December 16, 2025, by and among the Company and entities affiliated with Hellman & Friedman LLC (the “H&F Director Nomination Agreement”);

•	the Director Nomination Agreement, dated December 16, 2025, by and among the Company and entities affiliated with the Mills Family (the “Mills Family Director Nomination Agreement”); and

•	the Information and Access Agreement, dated December 16, 2025, by and among the Company and entities affiliated with Hux Investment Pte. Ltd (the “Information and Access Agreement”).

The Medline Holdings Limited Partnership Agreement, the Tax Receivable Agreement, the Exchange Agreement, the Registration Rights Agreement, the Blackstone Director Nomination Agreement, the Carlyle Director Nomination Agreement, the H&F Director Nomination Agreement, the Mills Family Director Nomination Agreement and the Information and Access Agreement are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5.1, 10.5.2, 10.5.3, 10.5.4 and 10.6, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements previously filed as exhibits to the Registration Statement and as described therein. Certain parties to certain of these agreements have various relationships with the Company. For further information, see “Certain Relationships and Related Party Transactions” in the Prospectus.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors; Committee Composition; Director Compensation

Effective December 16, 2025, following the effective time of the Registration Statement, Todd M. Bluedorn was appointed to the Board of Directors of the Company. Mr. Bluedorn will also serve on the Audit Committee of the Board of Directors.

In connection with his appointment to the Board of Directors, the Company granted Mr. Bluedorn an award of restricted stock units (“RSUs”) under the Medline Inc. 2025 Omnibus Incentive Plan with a grant date fair value of $300,000. The RSUs will vest on March 30, 2027, subject to Mr. Bluedorn’s continued service as a member of the Board of Directors.

2025 Omnibus Incentive Plan

Effective December 16, 2025, the Company’s Board of Directors and its then sole stockholder adopted and approved the Company’s 2025 Omnibus Incentive Plan (the “Omnibus Incentive Plan”) in the form previously filed as Exhibit 4.3 to the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on December 16, 2025 (the “Form S-8”). For further information regarding the Omnibus Incentive Plan, see “Management—Compensation Arrangements to be Adopted in Connection with this Offering—Omnibus Incentive Plan” in the Prospectus.

A copy of the Omnibus Incentive Plan is incorporated by reference (i) as Exhibit 10.7 and (ii) in this Item 5.02. The above description of the Omnibus Incentive Plan is not complete and is qualified in its entirety by reference to such exhibit.

2025 Employee Stock Purchase Plan

Effective December 16, 2025, the Company’s Board of Directors and its then sole stockholder adopted and approved the Company’s 2025 Employee Stock Purchase Plan (the “ESPP”) in the form previously filed as Exhibit 4.4 to the Company’s Form S-8. For further information regarding the ESPP, see “Management—Compensation Arrangements to be Adopted in Connection with this Offering—Employee Stock Purchase Plan” in the Prospectus.

A copy of the ESPP is incorporated by reference (i) as Exhibit 10.8 and (ii) in this Item 5.02. The above description of the ESPP is not complete and is qualified in its entirety by reference to such exhibit.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 16, 2025, the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), substantially in the form previously filed as Exhibit 3.1 to the Registration Statement, and the Company’s Amended and Restated Bylaws (the “Bylaws”), substantially in the form previously filed as Exhibit 3.2 to the Registration Statement, became effective. The Charter, among other things, provides that the Company’s authorized capital stock consists of 50,000,000,000 shares of Class A common stock, 50,000,000,000 shares of Class B common stock, and 5,000,000,000 shares of preferred stock. A description of the material terms of the Company’s capital stock, after giving effect to the adoption of the Charter and Bylaws, has previously been reported by the Company in the Registration Statement. The Charter and Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On December 18, 2025, the Company completed the Offering of 248,439,654 shares of Class A Common Stock (including shares issued pursuant to the exercise in full of the underwriters’ option to purchase additional shares) for cash consideration of $29.00 per share (net of underwriting discounts). As contemplated in the Prospectus, the Company has used the proceeds (net of underwriting discounts) from the issuance of 179,000,000 shares ($5,078 million) in the Offering to purchase an equivalent number of newly issued Common Units from Medline Holdings, which Medline Holdings has in turn used $731 million to repay in full all outstanding indebtedness under the Company’s New Euro Term Loan Facility, $3,292 million to repay a portion of the outstanding indebtedness under the Company’s 2028 Refinancing Term Loan Facility, and the Company will use the remainder for general corporate purposes and to bear all of the expenses of the Offering. The Company has used the proceeds (net of underwriting discounts) from the issuance of 37,034,482 shares ($1,051 million) and the issuance of 32,405,172 shares ($919 million) pursuant to the exercise in full by the underwriters of their option to purchase additional shares in the Offering to purchase or redeem an equivalent aggregate number of shares of Class A Common Stock and Common Units from certain of our pre-IPO owners.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Medline Inc.

3.2	Amended and Restated Bylaws of Medline Inc.

10.1	Second Amended and Restated Limited Partnership Agreement of Medline Holdings, LP, dated as of December 16, 2025.

10.2	Tax Receivable Agreement, dated as of December 16, 2025, by and among Medline Inc. and each of the other persons from time to time party thereto.

10.3	Exchange Agreement, dated as of December 16, 2025, by and among Medline Inc., Medline Holdings, LP and holders of Common Units from time to time party thereto.

10.4	Registration Rights Agreement, dated as of December 16, 2025, by and among Medline Inc. and each of the other persons from time to time party thereto.

10.5.1	Director Nomination Agreement, dated as of December 16, 2025, between Medline Inc. and entities affiliated with Blackstone Inc.

10.5.2	Director Nomination Agreement, dated as of December 16, 2025, between Medline Inc. and entities affiliated with The Carlyle Group Inc.

10.5.3	Director Nomination Agreement, dated as of December 16, 2025, between Medline Inc. and entities affiliated with Hellman & Friedman LLC.

10.5.4	Family Director Nomination Agreement, dated as of December 16, 2025, between Medline Inc. and entities affiliated with the Mills Family.

10.6	Information and Access Agreement, dated as of December 16, 2025, between Medline Inc. and entities affiliated with Hux Investment Pte. Ltd.

10.7	Medline Inc. 2025 Omnibus Incentive Plan (incorporated by reference to Exhibit 4.3 filed with the Registrant’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on December 16, 2025).

10.8	Medline Inc. 2025 Employee Stock Purchase Plan (incorporated by reference to Exhibit 4.4 filed with the Registrant’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on December 16, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Medline Inc.

Date: December 22, 2025

	By:	/s/ Michael B. Drazin
	Name:	Michael B. Drazin
	Title:	Chief Financial Officer